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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549






                                    FORM 8-K






             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2000



                             HALSEY DRUG CO., INC.





                  695 NO. PERRYVILLE ROAD, ROCKFORD, ILLINOIS





                                 (815)-399-2060






Incorporated under the laws of      Commission File Number     I.R.S. Employer Identification Number
    State of New York                       1-10113                       11-0853640

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ITEM 2.  DISPOSITION OF ASSETS

     On March 29, 2000, Halsey Drug Co., Inc. (the "Company" or "Halsey") completed various strategic alliance transactions with Watson Pharmaceuticals, Inc. ("Watson"). The transactions with Watson provided for Watson's purchase of a certain pending ANDA from the Company, for Watson's rights to negotiate for Halsey to manufacture and supply certain identified future products to be developed by Halsey and for Watson's extension of a $17,500,000 term loan to the Company. Reference is made to "Item 5. Other Events" below for a description of Watson's negotiation rights for certain future products and the $17,500,000 term loan to the Company.

     The product acquisition portion of the transactions with Watson provided for Halsey's sale of a pending ANDA and related regulatory approval and intellectual property rights (collectively, the "Product") to Watson for aggregate consideration of $13,500,000. The amount of the purchase price, the amount included in each installment and the timing of payment of the installments were determined in arms-length negotiations between the parties. As part of the execution of the Product acquisition agreement, the Company and Watson executed ten year supply agreements covering the active pharmaceutical ingredient ("API") and finished dosage form of the Product pursuant to which Halsey, at Watson's discretion, will manufacture and supply Watson's requirements for the Product API and, where the Product API is sourced from the Company, finish dosage forms of the Product. The purchase price for the Product is payable in three approximately equal installments as certain milestones are achieved. Prior to the Product purchase transaction and the transactions described in "Item 5. Other Events" below, there was no relationship or business dealings between the Company and Watson.

ITEM 5.  OTHER EVENTS

     In connection with the closing of the sale of the Product by the Company to Watson as described in Item 2 above, the Company and Watson executed a right of first negotiation agreement providing Watson with a first right to negotiate the terms under which the Company would manufacture and supply certain specified APIs and finished dosage products to be developed by the Company. The right of first negotiation agreement provides that upon Watson's exercise of its right to negotiate for the supply of a particular product, the parties will negotiate the specific terms of the manufacturing and supply arrangement, including price, minimum purchase requirements, if any, territory and term. In the event Watson does not exercise its right of first negotiation upon receipt of written notice from the Company as to its receipt of applicable governmental approval relating to a covered product, or in the event the parties are unable to reach agreement on the material terms of a supply arrangement relating to such product within sixty (60) days of Watson's exercise of its right to negotiate for such product, the Company may negotiate with third parties for the supply, marketing and sale of the applicable product. The right of first negotiation agreement has a term of ten years, subject to extension in the absence of written notice from either party for two additional periods of five years each. The right of first negotiation agreement applies only to API and finished dosage products identified in the agreement and does not otherwise prohibit the Company from developing APIs or finished dosage products for itself or third parties.

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

     The Company and Watson also executed a manufacturing and supply agreement providing for Watson's marketing and sale of the Company's existing core products portfolio (the "Core Products Supply Agreement"). The Core Products Supply Agreement obligates Watson to purchase a minimum amount of approximately $18,363,000 (the "Minimum Purchase Amount") in core products from the Company, in equal quarterly installments over a period of 18 months (the "Minimum Purchase Period"). At the expiration of the Minimum Purchase Period, if Watson does not continue to satisfy the Minimum Purchase Amount the Company may market and sell the core products on its own or through a third party. Pending the Company's development and receipt of regulatory approval for its APIs and finished dosage products currently under development, and the marketing and sale of same, of which there can be no assurance, substantially all the Company's revenues will be derived from the Core Products Supply Agreement with Watson.

     The final component of the Company's strategic alliance with Watson provided for Watson's extension of a $17,500,000 term loan to the Company. The loan will be funded in installments upon the Company's request for advances and the provision to Watson of a supporting use of proceeds relating to each such installment. The loan is secured by a first lien on all of the Company's assets, senior to the lien securing all other Company indebtedness, carries a floating rate of interest equal to prime plus two percent and matures on March 31, 2003. The net proceeds from the term loan will, in large part, be used to upgrade and equip the API manufacturing facility of Houba, Inc., the Company's wholly-owned subsidiary, to upgrade and equip the Company's Congers, New York leased facility, to satisfy approximately $3,300,000 in bridge financing provided by Galen Partners and for working capital to fund continued operations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

         Exhibit No.          Description
         -----------          -----------
           10.57              Loan Agreement dated March 29, 2000 between the
                              Registrant and Watson Pharmaceuticals, Inc.*

           10.58 Amendment to Loan Agreement dated March 31, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.

           10.59 Secured Promissory Note in the principal amount of $17,500,000 issued by the Registrant, as the maker, in favor of Watson Pharmaceuticals, Inc.
                              dated March 31, 2000.

           10.60 Watson Security Agreement dated March 29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.

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

           10.61 Stock Pledge Agreement dated March 29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.

           10.62              Watson Guarantee dated March 29, 2000 between
                              Houba, Inc. and Watson Pharmaceuticals, Inc., as the guarantors, in favor of Watson
                              Pharmaceuticals, Inc.

           10.63              Watson's Guarantors Security Agreement dated
                              March 29, 2000 between Halsey Pharmaceuticals,
                              Inc., Houba, Inc. and Watson Pharmaceuticals,
                              Inc.

           10.64 Subordination Agreement dated March 29, 2000 by and among the Registrant, Watson Pharmaceuticals, Inc. and the holders of the Registrant's outstanding 5% convertible debentures due March
                              10, 2003.

           10.65              Real Estate Mortgage dated March 29, 2000 between
                              Houba, Inc. and Watson Pharmaceuticals, Inc.

           10.66              Subordination Agreement by and among Houba, Inc.,
                              Galen Partners, III, L.P., Oracle Strategic
                              Partners, L.P. and Watson Pharmaceuticals, Inc.

           10.67 Product Purchase Agreement dated March 29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.*

           10.68              Finished Goods Supply Agreement dated March 29,
                              2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.*

           10.69              Active Ingredient Supply Agreement dated March
                              29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.*

           10.70              Right of First Negotiation Agreement dated March
                              29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.*

           10.71 Finished Goods Supply Agreement (Core Products) dated March 29, 2000 between the Registrant and Watson Pharmaceuticals, Inc. *

--------------------
* A portion of this exhibit has been omitted pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of Securities Exchange Act of 1934, as amended.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           HALSEY DRUG CO., INC.

                           By:\s\ Michael Reicher
                              ---------------------------------------
                                Michael Reicher
                                President and Chief Executive Officer

Date:    April 12, 2000

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                                 EXHIBIT INDEX

         Exhibit No.          Description
         -----------          -----------
           10.57              Loan Agreement dated March 29, 2000 between the
                              Registrant and Watson Pharmaceuticals, Inc.*

           10.58 Amendment to Loan Agreement dated March 31, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.

           10.59 Secured Promissory Note in the principal amount of $17,500,000 issued by the Registrant, as the maker, in favor of Watson Pharmaceuticals, Inc.
                              dated March 31, 2000.

           10.60 Watson Security Agreement dated March 29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.

           10.61 Stock Pledge Agreement dated March 29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.

           10.62              Watson Guarantee dated March 29, 2000 between
                              Houba, Inc. and Watson Pharmaceuticals, Inc., as the guarantors, in favor of Watson
                              Pharmaceuticals, Inc.

           10.63              Watson's Guarantors Security Agreement dated
                              March 29, 2000 between Halsey Pharmaceuticals,
                              Inc., Houba, Inc. and Watson Pharmaceuticals,
                              Inc.

           10.64 Subordination Agreement dated March 29, 2000 by and among the Registrant, Watson Pharmaceuticals, Inc. and the holders of the Registrant's outstanding 5% convertible debentures due March
                              10, 2003.*

           10.65              Real Estate Mortgage dated March 29, 2000 between
                              Houba, Inc. and Watson Pharmaceuticals, Inc.

           10.66              Subordination Agreement by and among Houba, Inc.,
                              Galen Partners, III, L.P., Oracle Strategic
                              Partners, L.P. and Watson Pharmaceuticals, Inc.

           10.67 Product Purchase Agreement dated March 29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.*

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
           10.68              Finished Goods Supply Agreement dated March 29,
                              2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.*

           10.69              Active Ingredient Supply Agreement dated March
                              29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.*

           10.70              Right of First Negotiation Agreement dated March
                              29, 2000 between the Registrant and Watson
                              Pharmaceuticals, Inc.*

           10.71 Finished Goods Supply Agreement (Core Products) dated March 29, 2000 between the Registrant and Watson Pharmaceuticals, Inc. *

--------------------
* A portion of this exhibit has been omitted pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of Securities Exchange Act of 1934, as amended.

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